SECURITIES EXCHANGE AGREEMENT


         SECURITIES EXCHANGE AGREEMENT (this "Agreement"), dated as of September 25, 1998, by and among COMPU-DAWN, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and the purchaser (the "Purchaser") set forth on the execution pages hereto (the "Execution Pages").

         WHEREAS:

         A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company previously entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of May 31, 1998 by and among the Company, the Purchaser, and JNC Opportunity Fund Ltd. (the "Series A Purchaser" and together with the Purchaser, the "Purchasers") pursuant to which the Company sold, and the Series A Purchaser purchased, (x) 3,250 units (the "Preferred Units"), each Preferred Unit consisting of (i) one share of the Company's Series A Convertible Preferred Stock, par value $.01 per share, convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and (ii) warrants (the "Warrants") to acquire 57,497 shares of Common Stock; and the Company sold, and the Purchaser purchased (y) 1,750 units (the "Common Units"), each Common Unit consisting of (i) 186.916 shares of Common Stock (the "Common Shares"), and (ii) Warrants to acquire 32,710 shares of Common Stock. The Company and the Purchaser each desire to exchange, upon the terms and conditions stated in this Agreement, all of the Common Shares held by the Purchaser for 1,750 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), convertible into shares of Common Stock. The rights, preferences and privileges of the Preferred Shares, including the terms upon which such Preferred Shares are convertible into shares of Common Stock, are set forth in the form of Certificate of Designations, Preferences and Rights attached hereto as Exhibit A (the
"Certificate of Designation"). The shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation are referred to herein as the "Conversion Shares." The Preferred Shares and the Conversion Shares are sometimes collectively referred to herein as the "Securities" and each of them may sometimes individually be referred to herein as a "Security."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering an amendment to the Registration Rights Agreement dated as of May 31, 1998 by and among the Company and the Purchasers, in the form attached hereto as

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Exhibit B (the "Registration  Rights Agreement  Amendment" and such Registration
Rights  Agreement,   as  so  amended,   shall  be  referred  to  herein  as  the
"Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

1.       EXCHANGE OF SECURITIES.

         a. Exchange of Common Shares and Preferred Shares. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue to the Purchaser 1,750 Preferred Shares in exchange for 327,103 Common Shares and the Purchaser agrees to exchange such 327,103 Common Shares in return for such 1,750 Preferred Shares.

         b. Form of Exchange. On the Closing Date, the Purchaser shall deliver the certificates representing the Common Shares being exchanged by the Purchaser at the Closing hereunder to the Company, against delivery of duly executed certificates representing the Preferred Shares, and the Company shall deliver such duly executed certificates against delivery of such certificates representing the Common Shares by the Purchaser to the Company.

         c. Closing Date. The date and time of the exchange of Common Shares and Preferred Shares pursuant to this Agreement (the "Closing") shall be as soon as practicable after the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, or such other time as may be mutually agreed upon by the Company and the Purchaser (the "Closing Date"). The Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.       PURCHASER'S REPRESENTATIONS AND WARRANTIES

         The Purchaser represents and warrants to the Company as follows:

         a. Exchange Purpose. The Purchaser is exchanging the Common Shares for the Preferred Shares and no commission or other remuneration has been, is being, or shall be, paid or given directly or indirectly by the Purchaser or its affiliates or on behalf of the Purchaser for soliciting such exchange.

         b. Reliance on Exemptions. The Purchaser understands that the Preferred Shares are being exchanged for Common Shares held by the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set

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forth herein in order to determine the  availability  of such exemptions and the eligibility of the Purchaser to acquire the Preferred Shares.

         c. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         d. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless
(a) the resale of the Securities has been registered thereunder; or (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) the Securities are sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"); or (d) the Securities are sold or transferred to an affiliate of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this
Section 2(d) and who is an Accredited Investor (as that term is defined in Rule 501(a) of Regulation D); and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

         e. Legends. The Purchaser understands that the Preferred Shares and, until such time as the Common Shares and the Conversion Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Preferred Shares, Common Shares and the Conversion Shares may bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered, sold, transferred or assigned in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold, transferred or assigned under an available exemption from the registration requirements of those laws.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement; (b) such holder or such holder's agent provides the Company with an opinion of counsel,

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in form,  substance  and scope  customary  for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (c) such holder or such holder's agent provides the Company with reasonable assurances that such Security can be sold under Rule 144. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

         f. Authorization; Enforcement. This Agreement, the Registration Rights Agreement Amendment and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their terms.

         g. Residency. The Purchaser is a resident of the jurisdiction set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

         h. Organization and Qualification. The Purchaser is duly organized and existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power to own its properties and to carry on its business as now being conducted. The Purchaser is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to so qualify would have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder or under the Registration Rights Agreement.

         i. Investment Purpose. The Purchaser is exchanging the Common Shares for the Preferred Shares for the Purchaser's own account for investment purposes and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(i) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities

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at any time in  accordance  with or pursuant to a  registration  statement or an exemption from the registration requirements under the Securities Act.

         j.  Accredited   Investor  Status.  The  Purchaser  is  an  "Accredited
Investor" as that term is defined in Rule 501(a) of Regulation D.



3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         a. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to issue and exchange the Preferred Shares for the Common Shares in accordance with the terms hereof, and to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation; (ii) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares, the exchange of the Preferred Shares for the Common Shares, and the issuance and reservation for issuance of the Conversion Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or any committee of the Board of Directors is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement Amendment, the Registration Rights Agreement will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

         b. Certificate of Designation. The Certificate of Designation, in the form attached hereto, will be duly filed prior to Closing with the Secretary of State of the State of Delaware and, upon issuance of the Preferred Shares in accordance with the terms hereof, the Purchaser shall be entitled to the rights set forth therein.

         c. Issuance of Shares. The Preferred Shares are duly authorized and upon issuance in accordance with the terms of this Agreement, the Preferred Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to any preemptive or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof. The Conversion Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to any preemptive or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.


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         d. No Conflicts.  Except as set forth on Schedule  3(d), the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, the performance by the Company of its obligations under the
Certificate  of  Designation  and  the   consummation  by  the  Company  of  the
transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares and the Conversion Shares and the exchange of the Preferred Shares for the Common Shares) will not (i) result in a violation of the Company's Certificate of Incorporation as in effect on the date hereof or the Company's By-laws as in effect on the date hereof or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations,
amendments,   accelerations,   cancellations   and   violations  as  would  not,
individually or in the aggregate, have a Material Adverse Effect). "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder or under the Certificate of Designation or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole. Except as specifically contemplated by this Agreement and the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof.

         e. Acknowledgment Regarding Exchange of Common Shares for Preferred Shares. The Company acknowledges and agrees that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchaser is "arms-length" and any statement made by the Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser's exchange of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         f. Exchange Purpose. The Company is issuing the Preferred Shares exclusively in exchange for the Common Shares and no commission or other remuneration has been, is being, or

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shall be, paid or given,  directly or  indirectly by the Company or on behalf of the Company for soliciting such exchange.

         g. Exclusivity. Other than the transactions contemplated hereby, the Company is not offering, selling or issuing any shares of Common Stock in any transaction which would constitute part of a plan of financing which includes the transactions contemplated hereby.

         h. No Brokers. Except for fees paid to HNY Associates, LLC in connection with the Securities Purchase Agreement, no fees or commissions are payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated hereby. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type described in this Section 3(h) that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless the Purchaser, its respective employees, officers, directors, agents and partners, and its respective Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act), from and against all claims, losses, damages, costs (including the costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees. In the event such a claim is made against the Purchaser, the Company shall have the right to participate in, and to assume control of, the defense thereof with counsel mutually satisfactory to the Purchaser and the Company; provided, however, that the Company shall not be entitled to assume such defense and the Purchaser shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Purchaser would be inappropriate due to actual or potential conflicts of interest.

         i. Securities Purchase Agreement Representations. The representations and warranties of the Company contained in the Securities Purchase Agreement were true and correct when made and as of the Closing Date thereunder as though made at that time (except for representations and warranties that spoke as of a specific date, which representations and warranties were true and correct as of such date).

4.       COVENANTS.

         a. Best Efforts. The parties shall use their reasonable best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

         b. Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

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         c.  Expenses.  The  Purchaser  shall  pay  to  the  Company,  or at its direction, at the Closing, reimbursement for the expenses reasonably incurred by the Company and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, the Purchaser's and its affiliates' and advisors' reasonable attorneys' fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon the written request of the Company, the Purchaser shall pay to the Company such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by the Company in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith.

         d. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and the issuance of the Conversion Shares in connection therewith subject to and as otherwise required by the Certificate of Designation. In that regard, a "sufficient number of shares" with respect to the Preferred Shares shall be deemed to be equal to the number of shares of Common Stock required to be reserved for issuance by the Company pursuant to Article V of the Certificate of Designation. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Preferred Shares (except as a result of any such conversion) without the consent of the Purchaser.

         e. Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance), unless such listing has already been accomplished by the listing by the Company of the Common Shares, and shall maintain, so long as the Purchaser (or any of its affiliates) own any Securities, such listing of all Common Shares issued pursuant hereto and all Conversion Shares from time to time issuable upon conversion of the Preferred Shares. The Company will take all action necessary to continue the listing and trading of its Common Stock on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), the Nasdaq National Market ("NNM") or the Nasdaq SmallCap Market ("SmallCap") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers (the "NASD") and such exchanges, as applicable. The Company shall promptly provide to the Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the SmallCap or, if applicable, any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

         f. Corporate Existence. Subject to the provisions of the Certificate of Designation, so long as the Purchaser (or any of its affiliates) beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Certificate of Designation, and the agreements and instruments entered into in connection herewith regardless

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of whether or not the Company  would have had a  sufficient  number of shares of
Common Stock authorized and available for issuance in order to effect the full conversion of all Preferred Shares outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NNM, SmallCap, NYSE or AMEX.

         g. Stockholder Approval. The Company shall hold an annual or special meeting of its stockholders no later than November 3, 1998 and use its best efforts to obtain at such meeting such approvals of the Company's stockholders as may be required (i) to ratify the issuance of the Common Shares pursuant to the Securities Purchase Agreement, and (ii) to issue all of the shares of Common Stock issuable upon conversion of, or otherwise with respect to, the Preferred Shares without violating NASD Rules 4310(c)(25)(H) or 4460(i) (or any successor rules thereto which may then be in effect) (the "Stockholder Approval"). The Company shall comply with the filing and disclosure requirements of Section 14 promulgated under the Exchange Act in connection with the solicitation, acquisition and disclosure of such Stockholder Approval. The Company represents and warrants that its Board of Directors has adopted resolutions to, among things, unanimously recommend that the Company's stockholders approve the proposal contemplated by this Section 4(g) and shall so indicate such recommendation in the proxy statement used to solicit such Stockholder Approval.

5.       TRANSFER AGENT INSTRUCTIONS.

         a. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Conversion Shares in such amounts as specified from time to time by the Purchaser or the Purchaser's agent to the Company (including upon conversion of the Preferred Shares). To the extent and during the periods provided in Sections 2(d) and 2(e) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(e) of this Agreement.

         b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(d) hereof in the case of the transfer of the Conversion Shares prior to registration thereof under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Certificate of Designation, and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in
Section 2(e) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

         c. If (i) (A) the Conversion Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, or (B) the Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or (C) the Purchaser provides the Company with reasonable assurances that such

PHIL1\144578-6
                                       -9-

Securities may be sold under Rule 144, and (ii) (A) the Purchaser or the Purchaser's agent has delivered to the Company certificates representing the Conversion Shares along with a written request for the removal of any restrictive legend set forth thereon or (B) in the case of the conversion by the Purchaser of the Preferred Shares, the Purchaser has complied with the procedures for conversion set forth in Article IV of the Certificate of Designation, the Company shall permit the transfer and promptly instruct its transfer agent to issue the Conversion Shares in such name and in such denominations as specified by the Purchaser. If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, the Company shall cause its transfer agent to electronically transmit the Conversion Shares to such Purchaser or its transferee by crediting the account of such Purchaser or its transferee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the Purchaser or its transferee physical certificates representing the Conversion Shares which certificates shall not bear any legend restricting transfer of the Conversion Shares represented thereby. Further, the Purchaser may instruct the Company to deliver to the Purchaser or its transferee unlegended physical certificates representing the Conversion Shares in lieu of delivering such shares by way of DTC Transfer.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO EXCHANGE.

         The obligation of the Company hereunder to issue the Preferred Shares and deliver the Preferred Shares to the Purchaser at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. The Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement Amendment, and delivered the same to the Company.

         b. The Series A Purchaser shall have executed the signature page to the Registration Rights Agreement Amendment and the Consent attached hereto and delivered the same to the Company.

         c. The Purchaser shall have delivered the certificates representing the Common Shares being exchanged for the Preferred Shares in accordance with
Section 1(b) above.

         d. The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.


PHIL1\144578-6
                                      -10-

         e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         f. The Purchaser shall deliver at least 327,103 Common Shares to the Company at the Closing.

7.       CONDITIONS TO THE PURCHASER'S OBLIGATION TO EXCHANGE.

         The obligation of the Purchaser hereunder to deliver the Common Shares to be exchanged by it for the Preferred Shares at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time at the Purchaser's sole discretion:

         a. The Company shall have executed this Agreement, and the Registration Rights Agreement Amendment, and delivered the same to the Purchaser.

         b. The Series A Purchaser shall have executed the signature page to the Registration Rights Agreement Amendment and the Consent attached hereto and delivered the same to the Company.

         c. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of the State of Delaware shall have been delivered to the Purchaser.

         d. The Company shall have delivered to the Purchaser duly executed certificates (in such denominations as such Purchaser shall request) representing the Preferred Shares being delivered to the Purchaser in exchange for the Common Shares at the Closing in accordance with Section 1(b) above.

         e. The Common Stock shall be authorized for quotation and listed on the SmallCap and trading in the Common Stock (or the SmallCap generally) shall not have been suspended by the SEC or the SmallCap, nor shall any such suspension be pending or threatened.

         f. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.


PHIL1\144578-6
                                      -11-

         g. No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

         h. Such Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Purchaser and in substantially the form of Exhibit C attached hereto.

         i. The Company shall have delivered evidence reasonably satisfactory to the Purchasers that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit D.

         j. The Company shall deliver at least 1,750 Preferred Shares to the Purchaser at the Closing.

         k. Each of the officers and directors of the Company identified on Exhibit G-1 to the Securities Purchase Agreement shall have executed and delivered to the Purchaser an agreement, similar to the form attached as Exhibit G-2 to the Securities Purchase Agreement, pursuant to which such officers and directors agree to vote all shares of capital stock of the Company which they own and/or control in favor of the proposals set forth in Section 4(g) hereof.

8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The
Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) to be physically delivered to the other party within five (5) days of the execution hereof.

PHIL1\144578-6
                                      -12-

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. The parties intend that the Securities Purchase Agreement and related documents remain in full force and effect. Notwithstanding the foregoing, in the event of a conflict between the Securities Purchase Agreement and related documents, on the one hand, and this Agreement and related documents on the other hand, the terms and provisions of this Agreement and related documents shall govern with respect to such conflict. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           Compu-Dawn, Inc.
                           77 Spruce Street
                           Cedarhurst, NY   11516
                           Telecopy: (516) 374-3410
                           Attention: Mark Honigsfeld, Chief Executive Officer

                        with a copy simultaneously transmitted by like means to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, NY 11554
                           Telecopy: (516) 296-7111
                           Attention: Fred Skolnik, Esquire and
                                      Gavin C. Grusd, Esquire

         If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by the Purchaser.

PHIL1\144578-6
                                      -13-

         Each party shall provide notice to the other parties of any change in address.

         Upon the Purchaser's submission of a Notice of Conversion to the Company in accordance with the Certificate of Designation, the Purchaser shall also send a courtesy copy of such Notice of Conversion to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, NY 11554
                           Telecopy: (516) 296-7111
                           Attention: Fred Skolnik, Esquire and
                                      Gavin C. Grusd, Esquire

         The failure of the Purchaser to send a courtesy copy of the Notice of Conversion as set forth above shall not render the Notice of Conversion so submitted invalid or defective and, notwithstanding the failure to provide such Notice of Conversion as aforesaid, such Notice of Conversion shall be deemed to be valid and effective.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein or therein, neither the Company nor the Purchaser shall assign this Agreement or the Registration Rights Agreement or any rights or obligations hereunder or thereunder. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any of its "affiliates" (as that term is defined under the Exchange Act) who are Accredited Investors without the consent of the Company (provided such assignees agree to be bound by all of the terms and conditions hereof), or to any other person or entity with the consent of the Company, which consent shall not be unreasonably withheld. This provision shall not limit the Purchaser's right to transfer the Securities pursuant to the terms of the Certificate of Designation and this Agreement or to assign the Purchaser's rights hereunder and/or thereunder to any such transferee.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The respective representations, warranties, agreements and covenants of the parties set forth in Sections 2, 3, 4, 5 and 8 hereof shall survive the Closing hereunder notwithstanding any investigation conducted by or on behalf of the Purchaser, except that the representations set forth in Section 3(i) shall survive only so long as the representations set forth in Section 3 of the Securities Purchase Agreement. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies the Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless the Purchaser and each of the Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including

PHIL1\144578-6
                                      -14-
advancement of reasonable expenses as they are incurred. In the event such a claim is made against the Purchaser by a third party relating to the foregoing, the Company shall have the right to participate in and to assume control of, the defense thereof with counsel mutually satisfactory to the Purchaser and the Company; provided, however, that the Company shall not be entitled to assume such defense and the Purchaser shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Purchaser would be inappropriate due to actual or potential conflicts of interest.

         j. Publicity. The Company and the Purchaser shall have the right to review before issuance any press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior review of the Purchaser, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the Closing shall not have occurred on or before September 30, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         m. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Certificate of Designation and the Registration Rights Agreement Amendment. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

         n. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the

PHIL1\144578-6
                                      -15-

Securities, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



PHIL1\144578-6
                                      -16-

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPU-DAWN, INC.

    By: /s/ Mark Honigsfeld
    Name: Mark Honigsfeld
    Title: CEO

PURCHASER:

JNC STRATEGIC FUND LTD.

By: /s/ Neil Chau
    Name:
    Title:

RESIDENCE:        Cayman Islands

ADDRESS:
                           c/o Olympia Capital (Cayman) Ltd.
                           c/o Olympia Capital (Bermuda) Ltd.
                           Williams House
                           20 Reid Street
                           Hamilton HM11
                           Bermuda
                           Telecopy:  (441) 295-2305
                           Attention: Thomas Davis

with copies of all notices to:

                           Encore Capital Management, L.L.C.
                           12007 Sunrise Valley Drive
                           Suite 460
                           Reston, VA  20191
                           Telecopy:  (703) 476-7711
                           Attention:  Neil T. Chau

AGGREGATE EXCHANGE AMOUNTS

         Number of Series B Preferred Shares to be Received            1,750
                                                                ----------------
         at Closing

         Number of Common Shares to be Delivered at Closing          327,103
                                                                ----------------


PHIL1\144578-6
                                      -17-

                                     CONSENT

                         Dated as of September 25, 1998

     JNC OPPORTUNITY FUND LTD. ("JNCO") hereby consents to the issuance of the Series B Preferred Stock and the other transactions contemplated by the Securities Exchange Agreement (the "Agreement") of even date herewith between Compu-Dawn, Inc. and JNC Strategic Fund Ltd.

     IN WITNESS WHEREOF, JNCO has caused this Consent attached to the Agreement to be duly executed as of the date first above written.

JNC OPPORTUNITY FUND LTD.

By: /s/ Neil Chau
    Name:
    Title:



PHIL1\144578-6
                                      -18-